UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 9, 2017

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Woodloch Forest Drive, Suite 300

The Woodlands, Texas 77380

(Address of principal executive offices) (Zip Code)

(281) 298-4246

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08	Shareholder Director Nominations.

The Board of Directors (the “Board”) of Earthstone Energy, Inc. (the “Company) has established December 21, 2017 as the date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) and established the close of business on November 21, 2017 as the record date for determining the stockholders entitled to receive notice of and to vote at the 2017 Annual Meeting.

Since the date of the 2017 Annual Meeting is more than 30 calendar days from the anniversary date of the Company’s 2016 Annual Meeting of Stockholders, the Company is informing its stockholders of this change and the updated deadline for submitting any qualified stockholder proposal in accordance with the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company.

If a stockholder intends to nominate a candidate for election to the Board or to propose other business for consideration at the 2017 Annual Meeting to be included in the Company’s proxy statement relating to the 2017 Annual Meeting, such notice must be received by the Company at its principal executive offices no later than the close of business on November 20, 2017, which the Company has determined to be a reasonable time before it expects to begin to distribute its proxy materials prior to the 2017 Annual Meeting. Any such proposal must also meet the requirements set forth in the Bylaws and the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s proxy materials for the 2017 Annual Meeting.

Item 8.01	Other Events.

On November 9, 2017, the Company issued a press release announcing that its 2017 Annual Meeting will be held on Thursday, December 21, 2017, at 10:00 a.m. local time, at the Company’s offices located at 1400 Woodloch Forest Drive, Suite 300, The Woodlands, Texas 77380. Holders of the Company’s Class A common stock and Class B common stock at the close of business on November 21, 2017, the record date, will be entitled to receive notice of and vote their shares at the 2017 Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated November 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date: November 15, 2017	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration